Exhibit 99.1

Greenville First Bancshares, Inc. Slide Show Presentation for Bank Investor Symposium, August 22, 2003

South Carolina

Bank Investors Symposium

August 21-22, 2003

Greenville FIRST

Greenville First Bancshares, Inc.

www.greenvillefirst.com

Forward-Looking Statements

This presentation and its referenced documents contain forward-looking statements. These forward-looking statements are subject to risks and uncertainties. The statements are based on many assumptions and estimates and are not guaranties of future performance. Our actual results may differ materially from those projected in any forward-looking statements, as they will depend on many factors about which we are unsure, including many factors which are beyond our control.

Reference is made to Greenville First Bancshares, Inc.'s reports filed with the Securities and Exchange Commission for a discussion of factors that may cause such differences to occur.

Greenville First Bancshares, Inc.

- Greenville First opened January 10, 2000
- $192 million in assets (June 2003)
- GVBK – 1.15 million shares outstanding
- Greenville Market – $6.1 billion in deposits
- 2.1% market share as of June 2002
- 1 office / 27 employees

Source: FDIC

Greenville FIRST

Corporate Strategy – *Unique Model*


Structure
Client Centered
Focus
Bankers

Greenville FIRST

Performance Highlights

- Consistent balance sheet growth
- Rapid earnings momentum
- Noted efficiencies
- Market share growth
- SC's 13th fastest growing company*

•SC Fastest Growing Companies
2002 Elliott Davis / SC Chamber of Commerce

Consistent Balance Sheet Growth


Total Assets ($ mil)
200
180
160
140
120
100
80
60
40
20
0
61
119
170
192
2000
2001
2002
2003 ytd

Greenville FIRST

Balance Sheet Composite: Assets


Cash & Investments 8%
Other 1%
Loans 91%

As of June 30, 2003

Balance Sheet Composite: Liabilities & Equity



FHLB 13%
Other Liabilities 6%
Equity 6%
Checking 17%
Money Market 10%
CD's 48%

As of June 30, 2003

Greenville FIRST

Loan Composition:


Commercial
20%
Construction
6%
Consumer R/E
16%
Home Equity
12%
Consumer
3%
Owner
Occupied
Commercial R/E
19%
Commercial R/E
24%

As of June 30, 2003

Asset Quality:



NPA Ratio
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
1Q 2Q 3Q 4Q 1Q 2Q
2002
2003



Reserve Ratio / Total Loans
1.5%
1.4%
1.3%
1.2%
1.1%
1.0%
0.9%
0.8%
1Q 2Q 3Q 4Q 1Q 2Q
2002
2003

Greenville FIRST

Rapid Earnings Momentum


Pre-tax Income Comparison
400
350
300
250
($ 000's) 200
150
100
50
0
526%
206%
1st Quarter
2nd Quarter
2002
2003

Net Interest Margin:



3.6%
3.5%
3.4%
3.3%
3.2%
3.1%
3.0%
2.9%
Q1
Q2
Q3
Q4
Q1
Q2
2002
2003

Greenville FIRST

Loan Interest Sensitivity:


Variable
Fixed
24%
76%

As of June 30, 2003

Greenville FIRST

Noted Efficiencies

- Assets per FTE / Earnings per FTE
  - $7 million per FTE
- Efficiency Ratio
  - Less than 60%
- Non-interest expense management
  - 12.9% growth in NIE vs. 32% growth in assets

* For period ending June 30, 2003

Greenville FIRST

Market Share Growth

Greenville is the largest banking market in SC with $6.1 billion in deposits



2.5
2
1.5
1
0.5
0
%
0.6
1.4
2.1
2000
2001
2002
Market Share

Source – FDIC June 2002

Greenville FIRST

SC's 13th Fastest Growing Company

ElliottDavis

scchamber.net


SOUTH CAROLINA'S FASTEST-GROWING COMPANIES

Greenville First was recognized as the 13th fastest growing company in SC in the 2002 inaugural program sponsored by Elliott Davis & the SC Chamber

Greenville FIRST

Capital Trends



Leverage
Total Risk-Based
16%
14%
12%
10%
8%
6%
4%
Q1
Q2
Q3
Q4
Q1
Q2
2002
2003

Book Value – Growth Trend



$9.40
$9.20
$9.00
$8.80
$8.60
$8.40
$8.20
$8.00
$7.80
$7.60
Q1
Q2
Q3
Q4
Q1
Q2
2002
2003

Greenville FIRST

Stock Price History - GVBK



© Bloomberg L.P.
18
17
16
15
14
13
12
11
10
Volume
30000
20000
10000
0
Sep
Oct
Nov
Dec
03
Feb
Mar
Apr
May
Jun
Jul
Aug
GVBK:US

Greenville FIRST

Strategic Plan – Our Future

- Greenville First's unique "Brand"
  - Focus on competitive advantages
- Continue Growing Assets & Earnings
  - Target market share of 4%
  - Achieve ROA of 1% by 2005
  - Revenue per FTE – peer challenge
  - Develop non-interest income opportunities
- Selective Geographic Expansion
- Banker Acquisition Strategy
- Increase Shareholder Value

Greenville FIRST

Why Greenville First?

- Unique client-centered strategy
- Greenville Market
- Growth & Earnings Potential
- Strong Asset Quality
- Performance Driven Leadership
- Winning Team / Winning Culture

SOUTH CAROLINA

BANK INVESTORS SYMPOSIUM

AUGUST 21-22, 2003

GREENVILLE FIRST BANCSHARES, INC.